SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A

(Amendment No. 1)

Current Report Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 30, 2003

OPINION RESEARCH CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-22554	22-3118960
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

600 College Road East, Suite #4100, Princeton, New Jersey		08540
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (609) 452-5400

This Amendment No. 1 to the Form 8-K (the “Form 8-K”) filed by Opinion Research Corporation on December 30, 2003 is being filed solely to amend and supplement the Form 8-K with Item 7 included herein and to file Exhibit 99.1 herewith.

Item 7. Financial Statements and Exhibits

(c)	Exhibits

99.1	Waiver and Eleventh Amendment to Credit Agreement dated December 30, 2003 among Opinion Research Corporation, ORC Inc., and Heller Financial, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OPINION RESEARCH CORPORATION

Date: January 9, 2004	By:	/s/ Douglas L. Cox
Douglas L. Cox
Executive Vice President and
Chief Financial Officer